PURCHASE AGREEMENT
                              ------------------


     THIS PURCHASE AGREEMENT made and entered into as of the date indicated on the signature page hereof, by and between Western Wood Equipment Corporation (Hong Kong) (the "Purchaser") and Penn Octane Corporation, a Delaware corporation (the "Company").

     WHEREAS,  the Company wishes to sell and the Purchaser wishes to purchase
(i) a $1,000,000 principal amount 10% Secured Promissory Note due June 15, 1999 in substantially the form annexed as Exhibit 1 hereto (the "Note"), and
(ii) warrants, exercisable until June 15, 2002 at $2.50 per share (subject to adjustment), to purchase 500,000 shares of Common Stock, $0.01 par value (the "Common Stock") of the Company in substantially the form of Exhibit 2 hereto (the "Warrants"; the Note and the Warrants being herein collectively referred to as the "Securities"), all on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchaser and the Company hereby agree as follows:

     1.         Purchase and Sale of the Securities.  Subject to the terms and
                -----------------------------------
conditions set forth in this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a purchase price equal to 100% of the principal amount of the Note so purchased.

     2.     The Closing.  The closing (the "Closing") of the purchase and sale
            -----------
of the Securities shall take place on June 16, 1997 at 10:00 A.M. local time at the offices of the Company in Redwood City, CA, or at such other time and place as the Company and the Purchaser shall agree. At the Closing, the Purchaser shall deliver to the Company payment for the Securities being purchased in immediately available funds and the Company shall deliver the Note and Warrants to the Purchaser.

     3.     Representations and Warranties of the Company,  As of the Closing,
            ---------------------------------------------
the  Company  represents  and  warrants  that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) the execution, delivery and performance of this Agreement, and the sale and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Company; and

          (c) shares of Common Stock, when issued upon exercise of the Warrants and payment therefor, will be legally and validly issued, fully paid and nonassessable.

     4.        Representations and Warranties of the Purchaser.  The Purchaser
               -----------------------------------------------
represents  and  warrants  as  follows:

          (a)          General:
                       -------

               (i) The Purchaser has all requisite authority to enter into this Agreement and to perform all of the obligations required to be performed by the undersigned hereunder.

               (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising. The undersigned has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          (b)          Information  Concerning  the  Company:
                       -------------------------------------

               (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

               (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and his advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the undersigned. The Purchaser is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Purchaser is unaware.

               (iii) The Purchaser has made, either alone or together with his advisors (if any), such independent investigation of the Company, its management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and his advisors (if any) have received all information and data which the Purchaser and his advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv) The Purchaser understands that all the Purchaser's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Note or the Warrants and that resale of the Note, the Warrants and the shares of Common Stock underlying the Warrants will be restricted as herein provided.

          (c)          Status  of  Purchaser:
                       ---------------------

               (i) The Purchaser either alone or with Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Note, Warrants and Common Stock, as the case may be.

          (d)          Restrictions  on  Transfer  or  Sale
                       ------------------------------------

               (i) The Purchaser is acquiring the Securities and any shares of Common Stock purchased upon exercise of the Warrants solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Note, the Warrants or such shares of Common Stock. The Purchaser understands that neither the Note, the Warrants nor such underlying Common Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Purchaser understands that the Note, the Warrants and such underlying Common Stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Purchaser may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligation or intention to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act. Accordingly, the Purchaser understands that under the Commission's rules the undersigned may dispose of the Note, Warrants and underlying Common Stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that he may be required to bear the economic risks of the investment in the Securities (and the underlying Common Stock) for an indefinite period of time.

               (iii) The Purchaser agrees that (a) he will not sell, assign, pledge, give, transfer, of otherwise dispose of the Note, the Warrants or such underlying Common Stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Note and the Warrants and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrants may bear a legend making reference to the foregoing restrictions; and (c) the Company and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

     5.          Conditions  to Obligations of Purchaser and the Company.  The
                 -------------------------------------------------------
obligations of the Purchaser to purchase and pay for the Securities specified herein and of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          (a) The representations and warranties of the Company contained in Section 3 hereof and of the Purchaser contained in Section 4 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

          (b) The Company and the Purchaser shall each have received a certificate from the other party to the effect set forth in Section 5(a) hereof with respect to the party delivering such certificate.

     6.     Mandatory Prepayment.  If at any time prior to the maturity of the
            --------------------
Note, the Company shall receive $5,000,000 or more as proceeds of a single debt and/or equity financing transaction, the Company shall, within three (3) business days of the receipt of such proceeds, give notice of such event to the Purchaser (or any permitted assignee(s) of the Note) as provided in
Section 13 hereof. Upon receipt of such notice, the Purchaser or any such assignee may, upon notice to the Company given within thirty (30) days thereafter, elect to have the Company prepay a1l or such portion of the Note as shall be designated in such notice on a date and at a place and time specified in the notice. If less than all of the Note shall be so prepaid, the Company will issue a new note of the same tenor as the Note in the principal amount not so prepaid.

     7.      Fee.  In connection with the purchase and sale of the Securities,
             ---
Purchaser shall receive at the Closing a fee from the Company in the amount of $50,000 payable in immediately available funds.

     8.          Waiver, Amendment.  Neither this Agreement nor any provisions
                 -----------------
hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     9.          Assignability.  Neither this Agreement nor any right, remedy,
                 -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party.

     10.          Applicable  Law.    This  Agreement shall be governed by and
                  ---------------
construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     11.          Section  and Other Headings.  The section and other headings
                  ---------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.        Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     13.          Notices.   All notices and other communications provided for
                  -------
herein shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:
          (a)          If  to  the  Company,  to  it at the following address:

               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  540
               Redwood  City,  California    94603

               Attn: Jerome  B.  Richter,
                     President

               with  a  copy  to:

               Coudert  Brothers
               1114  Avenue  of  the  Americas
               New  York,  New  York    10036

               Attn: Arnold  H.  Tracy,  Esq.

          (b)  If  to  the  Purchaser,  at  the  following  address:
               Western Wood Equipment Corporation (Hong Kong) 20/F Tung Wai Commercial Building
               109-111  Gloucester  Road
               Waichai,  Hong  Kong
               Attn:    T.  Li

or at such other address as either party shall have specified by notice in writing to the other.

     14.          Binding  Effect.   The provisions of this Agreement shall be
                  ---------------
binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 16th day of June, 1997.

                                   Western  Wood  Equipment  Corporation
                                        (Hong  Kong)


                                   By: /S/ T. Li
                                      ----------------------------------------
                                        Name: T. Li
                                        Title: Secretary


                                   Penn  Octane  Corporation


                                   By: /s/ J. B. Richter
                                      ----------------------------------------
                                        Name: J. B. Richter
                                        Title: President



DATE:  JUNE  16,  1997                                              EXHIBIT  1

                            SECURED PROMISSORY NOTE
                            -----------------------

                           Redwood City, California


     FOR VALUE RECEIVED, PENN OCTANE CORPORATION, a Delaware corporation ("Company"), promises to pay to Western Wood Equipment Corporation (Hong Kong) or registered assigns ("Holder"), at the office of the Company in Redwood City, California or such other place as Holder may designate in writing at least three business days prior to the date fixed for such payment, the entire principal sum of One Million Dollars ($1,000,000), together with interest thereon, from the date hereof at the rate of ten and one-half percent (10%) per annum, payable semi-annually on December 15 and June 15 in each year until June 15, 1999, (the "Payment Date"), at which time all principal and any accrued and unpaid interest thereon shall be due and owing. This Note may be prepaid at any time prior to maturity without penalty in an amount equal to the principal amount hereof plus interest thereon to the date fixed for prepayment.

     All payments of principal and interest hereunder shall be payable in lawful money of the United States.

     The Company shall be in default hereunder upon the occurrence of any of the following events: (i) the failure by the Company to make any payment of principal or interest when due hereunder and such failure shall have continued for a period of ten (10) days; (ii) the commencement by the Company of a voluntary case in a bankruptcy or insolvency proceeding or the entry of a decree or order by a court of competent jurisdiction adjudicating the Company a bankrupt or the appointment of a receiver or trustee of the Company upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iii) the entry of an order for relief approving a petition for reorganization or arrangement filed against the Company under the Federal bankruptcy laws and such order remains in force and unvacated thirty (30) days; (iv) an assignment for the benefit of creditors by the Company; (v) the Company consenting to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; (vi) the occurrence of any event of default under the terms of any indebtedness of the Company for borrowed money in excess of $50,000, provided that such indebtedness has been accelerated because of such default; or (vii) the existence of any judgment in excess of $50,000 against, or any attachment of material property, of the Company.

     At any time when an event of default hereunder shall have occurred and shall be continuing, Holder at its option may accelerate the maturity of this Note and declare all of the indebtedness thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

     If this Note is not paid when due, whether at maturity or by acceleration, the Company agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving
Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

     This Note is secured by and entitled to the benefits of a Security Agreement dated the date hereof pursuant to which this Note is secured by certain specified assets of the Company.

     Presentment, demand, protest, notice of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

     The terms "Company" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and permitted assigns.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of law provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.


                                   PENN  OCTANE  CORPORATION


                                   By: /s/ J. B. Richter
                                       ----------------------
                                        Authorized  Signatory



                                  EXHIBIT  2
                                  ----------


          NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                        THEREFROM UNDER APPLICABLE LAW.

                         COMMON STOCK PURCHASE WARRANT
                           Void after June 15, 2002

                                            Warrant to Purchase 500,000 Shares
                                               of Common Stock, $.01 par value

                        PENN OCTANE CORPORATION (POCC)

This  is  to  Certify  That,  FOR  VALUE  RECEIVED,

                WESTERN WOOD EQUIPMENT CORPORATION (HONG KONG)

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on June 15, 2002 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), 500,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $2.50 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

     1.     Exercise of Warrant.  This Warrant may be exercised in whole or in
            -------------------
part at any time and from time to time by presentation and surrender hereof of the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     2.      Reservation of Shares; Stock Fully Paid.  The Company agrees that
             ---------------------------------------
at all times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

     3.      Fractional Shares.  This Warrant shall not be exercisable in such
             -----------------
manner as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

          For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the New York Stock Exchange, or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on such other principal stock exchange (including the NASDAQ Stock Exchange) on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers,
Inc.  selected  by  the  Company.    If  there  shall  be  no  meaningful
over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

     4.       Exchange or Assignment of Warrant.  This Warrant is exchangeable
              ---------------------------------
without expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 11 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

     5.      Rights of the Holder.  The Holder shall not, by virtue hereof, be
             --------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6.        Adjustment of Exercise Price.  (a)  If, and whenever, after the
               ----------------------------
date hereof and prior to delivery by the Company pursuant to exercise of this Warrant of all shares of Warrant Stock purchasable upon exercise of this
Warrant:

               (i) The number of outstanding shares of the Company's stock of the class at the time purchasable upon exercise of this Warrant is increased as the result of (x) a subdivision of such outstanding shares of such class into a greater number of shares or (y) the issuance of additional shares of stock of such class in payment of a dividend declared upon the outstanding shares of stock of such class, then the number of shares of Warrant Stock at the time remaining subject to issuance upon exercise of this Warrant shall thereupon be increased proportionately, and the Exercise Price at the time in effect shall thereupon be decreased proportionately; or

               (ii) The number of outstanding shares of the Company's stock of the class at the time purchasable upon exercise of this Warrant is decreased as the result of a combination of outstanding shares into a smaller number of shares, then the number of shares of Warrant Stock at the time remaining subject to issuance upon exercise of this Warrant shall thereupon be decreased proportionately, and the Exercise Price at the time in effect shall thereupon be increased proportionately; or

               (iii) The outstanding shares of the Company's stock of the class at the time purchasable upon exercise of this Warrant are changed (including a change in par value) as the result of a reclassification (other than a reclassification resulting solely in a change to which the provisions of clause (i) or (ii) is applicable), or the Company merges with another corporation or corporations in a merger in which the Company is the resulting corporation (except a merger that does not result in a reclassification of the outstanding shares of the Company's stock of the class at the time purchasable upon exercise of this Warrant), then, thereafter, upon any exercise of this Warrant, the registered holder hereof will, at no additional cost, be entitled to receive (subject to any required action by stockholders), in lieu of the number and class of shares of stock theretofore purchasable upon such exercise, the number and class of shares of stock and/or other securities and/or property receivable, as a result of such reclassification or merger, by a holder of that number and class of shares of stock therefore purchasable upon such exercise; or

               (iv) Any capital reorganization or any reclassification of the capital stock of the Company shall occur, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company issuable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant; or

               (v) The Company shall enter into any consolidation with or merger into any other corporation wherein the Company is not the surviving corporation, or shall sell or convey (other than as collateral to secure indebtedness) its property as an entirety or substantially as an entirety, and, in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities or property shall be issuable or deliverable in exchange for the Common Stock of the Company, the Holder shall thereafter be entitled to purchase (in lieu of the number of shares of Common Stock which such Holder would have been entitled to purchase immediately prior to such consolidation, merger, sale or conveyance) the shares of stock or other securities or property to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate Exercise Price equal to that which would have been payable if such number of shares of Common Stock had been purchased immediately prior thereto and, in such event, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holders of the Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

          (b)         No adjustment for Small Amounts.  Anything herein to the
                      -------------------------------
contrary notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

          (c)       Statement of Adjustments.  Whenever the Exercise Price and
                    ------------------------
number of shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

     7.          Notice  to Warrant Holders.  So long as this Warrant shall be
                 --------------------------
outstanding, (i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock or the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least twenty-one (21) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or
(y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

     8.        Certain Obligations of the Company.  The Company agrees that it
               ----------------------------------
will not increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

     9.        Repurchase Right.  Notwithstanding any other provisions of this
               ----------------
Warrant, the Company may, upon not less than seven (7) days notice in writing to the Holder, repurchase all or any portion of the rights represented by this Warrant at a purchase price equal to $6.00 in respect of the right to purchase each share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Excise Price is adjusted pursuant to
Section 6 hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

     10.       Determination by Board of Directors.  All determinations by the
               -----------------------------------
Board of Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

     11.       Notice.  All notices to the Holder shall be in writing, and all
               ------
notices and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

     12.         Replacement of Lost, Stolen, Destroyed or Mutilated Warrants.
                 ------------------------------------------------------------
Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     13.      Number and Gender.  Whenever herein the singular number is used,
              -----------------
the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     14.     Applicable Law.  This Warrant shall be governed by, and construed
             --------------
in  accordance  with,  the  laws  of  the  State  of  Delaware.


                                   PENN  OCTANE  CORPORATION


                                   By:
                                        Authorized  Signatory
Dated:    June  16,  1997

                                   PURCHASE

     The  undersigned                               pursuant to the provisions
                      -----------------------------
of  the  within  Warrant  hereby elects to purchase           shares of Common
                                                    ---------
Stock  of                                       covered by the within Warrant.
          -------------------------------------

     Date:                        Signature:
          ----------------------            ----------------------------------
                                  Witness:
                                           -----------------------------------


                                  ASSIGNMENT

     FOR  VALUED  RECEIVED                            hereby sells assigns and
                           --------------------------
transfers  unto                              the within Warrant and all rights
                ----------------------------
evidenced  thereby  and  does irrevocably appoint                          his
                                                  ------------------------
attorney  to  transfer  the  said  Warrant  on  the  books of the within named
Company.

     Date:                        Signature:
          ----------------------            ----------------------------------
                                  Witness:
                                           -----------------------------------


                              PARTIAL ASSIGNMENT

     FOR  VALUE  RECEIVED                            hereby sells, assigns and
transfers  unto                              the within Warrant and all rights
evidenced  thereby to the extent of the rights to purchase           shares of
Common  Stock  and  does irrevocably appoint                               his
attorney to transfer that part of the said Warrant on the books of the within named company.

     Date:                        Signature:
          ----------------------            ----------------------------------
                                  Witness:
                                           -----------------------------------